UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2006



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       001-15511               95-4580642
          --------                       ---------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


          1675 Broadway, Suite 2450, Denver, Colorado          80202
          -------------------------------------------          -----
             (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     To the extent applicable, the disclosure in Item 8.01 below is incorporated herein by reference.

Item 8.01         Other Events.

     On September 8, 2006, PYR Energy Corporation entered into an employment agreement dated September 5, 2006 (effective August 1, 2006) with D. Scott Singdahlsen, our former chief executive officer. Mr. Singdahlsen will work on projects as directed by our chief executive officer and our board of directors, and he will develop new exploration/exploitation projects within the context of our business plan and strategy. The agreement expires on July 31, 2007, but may be extended for up to three additional periods of one-year each if mutually agreed. Mr. Singdahlsen will receive a base salary of $14,583.33 per month and will participate in project overrides.

Item 9.01         Financial Statements and Exhibits

     Exhibits. The following exhibits are filed herewith:

     10.   Employment Agreement with D. Scott Singdahlsen.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 14,  2006                  PYR ENERGY CORPORATION



                                            By: /s/ Kenneth R. Berry, Jr.
                                            ------------------------------------
                                                Kenneth R. Berry, Jr.
                                                Chief Executive Officer